UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

I-ON COMMUNICATIONS, CORP.
(formerly known as Evans Brewing Co., Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54995	46-3031328
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15, Tehran-ro 10-gil, Gangam-gu, Seoul, 06234 Korea
(Address of principal executive offices)

Registrant’s telephone number, including area code:	+82.10.3850.8193

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Tel: 212-519-5109
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: The sole purpose of this Amendment No. 1 to the Current Report on Form 8-K filed on February 1, 2018 is to include the Audited Financial Statements of I-ON Communications Co., Ltd. for the fiscal years ended December 31, 2017 and December 31, 2016 and the Unaudited Pro Forma Financial Information of Evans Brewing Company Inc. and I-ON Communications Co., Ltd.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
2.1	Agreement of Merger and Plan of Reorganization among Evans Brewing Company, Inc., I-ON Communications Co., Ltd. and I-ON Acquisition Corp. (1)
2.2	Spin-Off Agreement among Evans Brewing Company, Inc., Michael J. Rapport Trust, Evans Brewing Company, Inc. and EBC Public House, Inc. (2)
3.1	Certificate of Amendment to Certificate of Incorporation (2)
99.1	Audited Financial Statements of I-ON Communications Co., Ltd for the Fiscal Year Ended December 31, 2017 and December 31, 2016
99.2	Unaudited Pro Forma Financial information of Evans Brewing Company, Inc. and I-ON Communications Co. Ltd.

(1)	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 22, 2017.
(2)	Incorporated by reference to the Current Report on Form 8-K filed on February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018	I-ON COMMUNICATIONS CORP.

	By:	/s/ Jae Cheol James Oh
Name: Jae Cheol James Oh
Title: Chief Executive Officer